UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2004

RED HAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26281	06-1364380
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina 27606

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (919) 754-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 6, 2004, the Registrant filed a Form 8-K describing its acquisition of certain assets of Netscape Security Solutions (the “NSS Unit”) from Netscape Communications Corporation and America Online, Inc. (together, the “Sellers”). The Registrant hereby amends such Form 8-K to provide certain financial statements with respect to the NSS Unit and consolidated pro forma financial information with respect to the acquisition of the NSS Unit.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Historically, the Sellers operated the NSS Unit as a group of departments and did not separately manage the NSS Unit’s operations or maintain separate balance sheet or income statement accounts for the NSS Unit. In addition, Sellers never prepared stand-alone financial statements for the NSS Unit, in accordance with generally accepted accounting principles (“GAAP”), since it did not have a separate legal status or existence. As a result of these and other factors, financial statements for the NSS Unit, in accordance with GAAP, are not readily available and impracticable to provide. Accordingly, permission was sought from the Securities and Exchange Commission, in lieu of providing full GAAP financial statements for the business acquired, to provide the following financial statements: An audited statement of net assets sold as of December 31, 2003, unaudited statement of net assets sold as of September 30, 2004, audited combined statements of revenues and direct expenses for the year ended December 31, 2003 and unaudited combined statements of revenues and direct expenses for the nine months ended September 30, 2003 and September 30, 2004, and the notes related thereto.

The financial statements noted above of the NSS Unit are filed as Exhibit 99.1 to this report.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Consolidated Balance Sheet as of November 30, 2004, and the Unaudited Pro Forma Consolidated Statements of Operations for the year ended February 28, 2004 and the nine months ended November 30, 2004, and the notes related thereto are filed as Exhibit 99.2 to this report.

(c) Exhibits

23.1 Consent of Ernst & Young LLP

99.1 Audited Statement of Net Assets Sold as of December 31, 2003, Unaudited Statement of Net Assets Sold as of September 30, 2004, Audited Combined Statements of Revenues and Direct Expenses for the year ended December 31, 2003 and Unaudited Combined Statements of Revenues and Direct Expenses for the nine months ended September 30, 2003 and September 30, 2004, and the notes related thereto.

99.2 Unaudited Pro Forma Consolidated Balance Sheet as of November 30, 2004 and Unaudited Pro Forma Consolidated Statements of Operations for the year ended February 28, 2004 and the nine months ended November 30, 2004, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2005	RED HAT, INC.

	By:	/s/ Charles E. Peters, Jr.
Charles E. Peters, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited Statement of Net Assets Sold as of December 31, 2003, Unaudited Statement of Net Assets Sold as of September 30, 2004, Audited Combined Statements of Revenues and Direct Expenses for the year ended December 31, 2003 and Unaudited Combined Statements of Revenues and Direct Expenses for the nine months ended September 30, 2003 and September 30, 2004, and the notes related thereto.

99.2	Unaudited Pro Forma Consolidated Balance Sheet as of November 30, 2004 and Unaudited Pro Forma Consolidated Statements of Operations for the year ended February 28, 2004 and the nine months ended November 30, 2004, and the notes related thereto.